Revenue	6 Months Ended
Jun. 30, 2025
Revenue [abstract]
Revenue
Note 3 - Revenue
The table below summarizes Genmab’s revenue by type and collaboration partner, and royalties by product, under Genmab’s agreements.

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue by type:
Royalties	$789	$659	$1,378	$1,111
Reimbursement revenue	13	42	36	82
Milestone revenue	1	—	13	50
Collaboration revenue	21	16	37	30
Net product sales	101	62	176	109
Total	$925	$779	$1,640	$1,382

Revenue by collaboration partner:
J&J	$656	$554	$1,137	$915
Roche	21	23	46	49
Novartis	109	81	200	145
BioNTech	11	37	30	74
Pfizer	22	20	41	37
AbbVie	5	2	8	53
Other	—	—	2	—
Total*	$824	$717	$1,464	$1,273

Royalties by product:
DARZALEX	$638	$538	$1,088	$885
Kesimpta	108	80	198	144
TEPEZZA	20	23	45	49

Other**	23	18	47	33
Total	$789	$659	$1,378	$1,111
*Excludes Genmab’s Net product sales
**Other consist of royalties from net sales of RYBREVANT, TECVAYLI, TALVEY and TEPKINLY.
Net Product Sales
Genmab recognized net product sales of $176 million during the first six months of 2025 compared to $109 million in the first six months of 2024. EPKINLY was approved in the U.S. in May 2023 and Japan in September 2023.
Contract Liabilities
As part of the continued evaluation of contract liabilities related to the AbbVie Agreement, during the first six months of 2025, Genmab’s classification of contract liabilities reflects the current estimate of co-development activities as of June 30, 2025. These co-development activities are related to a performance obligation in connection with the product concepts under a research option agreement. Contract liabilities have been recognized as reimbursement revenue during the first half of 2025.
Refer to Note 2.1 in the Annual Report for further details regarding revenue.